UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

                                or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2009

Legg Mason Western Asset Adjustable Rate Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Adjustable Rate Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the six-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the period.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.2% in October 2009, the unemployment rate fell to

Legg Mason Western Asset Adjustable Rate Income Fund	I

Letter from the chairman continued

10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from last year’s financial crisis. After starting the period at 0.92% and 3.47%, respectively, two- and ten-year Treasury yields initially moved sharply higher (and their prices lower). Two-year yields peaked at 1.42% on June 8, 2009 and ten-year yields peaked at 3.98% on June 10th, before falling and ending the reporting period at 0.67% and 3.21%, respectively. In a reversal from 2008, investor risk aversion faded during the six-month reporting period, driving spread sector (non-Treasury) prices higher. For the six months ended November 30, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 6.21%.

The high-yield bond market produced very strong results for the six months ended November 30, 2009. In sharp contrast to its poor results in late 2008 and February 2009, the asset class posted positive returns during all six months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the six months ended November 30, 2009, the Citigroup High Yield Market Indexvii returned 20.33%.

Performance review

For the six months ended November 30, 2009, Class A shares of Legg Mason Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 9.25%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexviii, returned 0.15% for the same period. The Lipper Ultra-Short Obligations Funds Category Average1 returned 3.02% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 64 funds in the Fund’s Lipper category, and excluding sales charges.

II	Legg Mason Western Asset Adjustable Rate Income Fund

PERFORMANCE SNAPSHOT as of November 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Adjustable Rate Income Fund — Class A Shares	9.25%
Citigroup 6-Month U.S. Treasury Bill Index	0.15%
Lipper Ultra-Short Obligations Funds Category Average	3.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 8.69%, Class C shares returned 9.00% and Class I shares returned 9.40% over the six months ended November 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
The 30-Day SEC Yields for the period ended November 30, 2009 for Class A, B, C and I shares were 1.78%, 0.93%, 1.29% and 2.06%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated September 28, 2009, as amended November 23, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.89%, 1.65%, 1.48% and 0.70%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

Legg Mason Western Asset Adjustable Rate Income Fund	III

Letter from the chairman continued

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

IV	Legg Mason Western Asset Adjustable Rate Income Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

viii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Adjustable Rate Income Fund	V

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of November 30, 2009 and May 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2009 and held for the six months ended November 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIOS	EXPENSES PAID DURING THE PERIOD[3]
Class A	9.25%	$1,000.00	$1,092.50	0.90%	$4.72
Class B	8.69	1,000.00	1,086.90	1.81	9.47
Class C	9.00	1,000.00	1,090.00	1.46	7.65
Class I	9.40	1,000.00	1,094.00	0.65	3.41

[1]	For the six months ended November 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIOS	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.56	0.90%	$4.56
Class B	5.00	1,000.00	1,015.99	1.81	9.15
Class C	5.00	1,000.00	1,017.75	1.46	7.38
Class I	5.00	1,000.00	1,021.81	0.65	3.29

[1]	For the six months ended November 30, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 28.2%
$4,649,513	American Home Mortgage Assets, 0.446% due 10/25/46(a)	$2,267,129
75,119	Banc of America Funding Corp., 5.286% due 5/20/36(a)	50,279
	Banc of America Mortgage Securities Inc.:
43,795	4.497% due 3/25/33(a)	38,830
2,411,308	4.444% due 2/25/35(a)	1,861,477
	Bear Stearns Alternate-A Trust:
254,680	1.076% due 11/25/34(a)	132,663
787,223	0.736% due 4/25/35(a)	486,725
	Bear Stearns ARM Trust:
739,238	5.233% due 2/25/35(a)(b)	590,541
2,511,627	3.843% due 8/25/35(a)	1,697,300
2,635,946	Bear Stearns Asset-Backed Securities Trust, 0.836% due 10/25/33(a)	2,232,564
	Chevy Chase Mortgage Funding Corp.:
17,853	0.536% due 8/25/35(a)(c)	10,712
56,543	0.526% due 10/25/35(a)(c)	32,795
25,285	0.436% due 1/25/36(a)(c)	14,412
14,547	0.466% due 5/25/36(a)(c)	7,093
171,891	0.466% due 7/25/36(a)(c)	87,584
	Countrywide Home Loan Mortgage Pass-Through Trust:
1,878,838	0.736% due 12/25/17(a)	1,734,342
1,428,961	0.686% due 7/25/18(a)	1,425,348
968,098	3.685% due 9/25/33(a)	833,056
1,149,752	Deutsche Mortgage Securities Inc., 0.686% due 6/25/34(a)	844,121
	Federal Home Loan Mortgage Corp. (FHLMC):
72,437	0.689% due 11/15/26(a)(d)	72,415
473,882	3.506% due 6/1/28(a)(d)	464,574
	Federal National Mortgage Association (FNMA):
	Grantor Trust:
423,632	4.988% due 1/25/28(a)(d)	443,817
3,151,751	4.716% due 3/25/42(a)(d)	3,254,963
3,843,921	5.020% due 8/25/43(a)(d)	3,891,237
	REMIC Trust:
992,327	1.679% due 3/25/27(a)(d)	1,002,064
1,925,830	0.536% due 10/25/35(a)(d)	1,898,671
3,384,730	PAC, 0.636% due 8/25/33(a)(d)	3,338,055
	Whole Loan:
532,957	0.636% due 5/25/42(a)(d)	503,642
2,977,157	4.931% due 8/25/42(a)(d)	3,116,256

See Notes to Financial Statements.

4	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

$1,191,261	First Horizon Alternative Mortgage Securities, 3.267% due 2/25/36(a)	$672,563
726,284	First Republican Mortgage Loan Trust, 3.412% due 6/25/30(a)	665,172
1,845,065	First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1.739% due 4/18/29(a)(e)	97,082
612,151	GS Mortgage Securities Corp. II, 1.711% due 3/20/23(a)(c)	525,327
	Harborview Mortgage Loan Trust:
1,396,868	0.497% due 6/19/34(a)	1,159,457
4,226,366	0.447% due 11/19/36(a)	2,236,410
111,293	IMPAC CMB Trust, 1.236% due 10/25/33(a)	94,322
381,829	IMPAC Secured Assets Corp., 1.036% due 11/25/34(a)	337,452
2,621,538	Indymac Index Mortgage Loan Trust, 5.256% due 10/25/35(a)	2,035,979
885,093	JPMorgan Commercial Mortgage Finance Corp., IO, 1.108% due 9/15/29(a)(e)	26,407
1,788,588	LB Commercial Conduit Mortgage Trust, IO, 1.507% due 10/15/35(a)(e)	98,650
524,575	Lehman Structured Securities Corp., 0.576% due 9/26/45(a)(c)	319,459
527,027	MASTR ARM Trust, 3.821% due 12/25/33(a)(b)	417,265
1,819,380	Merrill Lynch Mortgage Investors Inc., 4.475% due 2/25/35(a)	1,543,892
1,144,712	New York Mortgage Trust Inc., 0.566% due 8/25/35(a)	838,303
	Residential Accredit Loans Inc.:
1,636,945	0.576% due 12/25/33(a)	1,455,369
3,900,000	0.441% due 9/25/46(a)	956,236
	Residential Asset Mortgage Products Inc.:
21,417	8.500% due 10/25/31	20,404
21,141	7.500% due 12/25/31	20,308
33,906	7.500% due 7/25/32	32,251
	Residential Asset Securitization Trust:
1,476,364	0.736% due 6/25/33(a)	1,260,453
	PAC:
1,347,035	0.686% due 11/25/33(a)	1,096,088
1,210,263	0.636% due 5/25/34(a)	1,012,439
799,072	Residential Funding Mortgage Securities I Trust, 0.636% due 6/25/33(a)	782,934
	Sequoia Mortgage Trust:
646,025	2.789% due 9/20/32(a)	555,142
509,609	0.897% due 6/20/33(a)	411,513
	Structured ARM Loan Trust:
307,591	0.546% due 2/25/34(a)	257,606
685,226	4.381% due 3/25/34(a)	636,374
983,922	1.790% due 11/25/34(a)	785,177

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Structured Asset Mortgage Investments Inc.:
$1,120,798	0.836% due 7/25/32(a)	$993,658
545,116	3.869% due 8/25/35(a)(b)	337,850
1,124,538	0.616% due 12/27/35(a)	232,090
1,772,675	3.264% due 12/27/35(a)(b)	949,525
840,664	0.436% due 9/25/47(a)	766,528
	Structured Asset Securities Corp.:
1,346,207	1.236% due 3/25/28(a)	1,172,992
2,799,539	1.176% due 8/25/28(a)	1,867,768
335,812	3.615% due 6/25/32(a)	306,111
191,036	4.226% due 9/25/32(a)	163,564
911,918	0.736% due 4/25/33(a)	817,126
1,930,673	5.059% due 6/25/35(a)(c)	1,628,787
243,217	Thornburg Mortgage Securities Trust, 0.686% due 3/25/44(a)	222,984
1,711,113	Wachovia Mortgage Loan Trust LLC, 4.236% due 8/20/35(a)	1,176,749
	Washington Mutual Inc. Mortgage Pass-Through Certificates:
1,274,208	3.671% due 11/25/30(a)	1,085,030
2,742,802	1.386% due 6/25/33(a)	2,398,008
1,547,757	5.922% due 9/25/36(a)	1,181,414
100,000	5.603% due 11/25/36(a)	63,886
873,920	2.032% due 4/25/44(a)	529,570
1,476,170	1.602% due 5/25/46(a)	705,285
1,816,620	1.592% due 8/25/46(a)	876,382
117,422	1.632% due 8/25/46(a)	63,037
	Wells Fargo Mortgage Backed Securities Trust:
2,195,467	3.013% due 11/25/34(a)	2,085,357
200,000	5.512% due 8/25/36(a)	153,826
1,161,489	PAC, 0.636% due 5/25/33(a)	1,144,950
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $95,250,512)	73,605,176
ASSET-BACKED SECURITIES — 12.5%
FINANCIALS — 12.5%
	Automobiles — 1.2%
	Ford Credit Auto Owner Trust:
1,960,000	2.100% due 11/15/11	1,974,609
1,170,000	1.210% due 1/15/12	1,174,357
	Total Automobiles	3,148,966
	Credit Card — 3.3%
	Bank of America Credit Card Trust:
2,620,000	0.249% due 2/15/13(a)	2,601,822

See Notes to Financial Statements.

6	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Credit Card — 3.3% continued
$1,670,000	0.819% due 4/15/13(a)	$1,664,228
	Chase Issuance Trust:
1,880,000	0.989% due 6/15/12(a)	1,884,216
2,490,000	0.259% due 11/15/13(a)	2,464,711
	Total Credit Card	8,614,977
	Diversified Financial Services — 0.9%
	Business Loan Express:
1,152,217	0.816% due 1/25/28(a)(c)	504,075
574,267	0.886% due 6/25/28(a)(c)	344,016
718,007	0.786% due 7/25/28(a)(c)	530,625
1,262,487	1.189% due 5/15/29(a)(c)	869,703
	Total Diversified Financial Services	2,248,419
	Home Equity — 6.7%
	Amortizing Residential Collateral Trust:
2,229,872	0.936% due 7/25/32(a)	1,972,498
356,422	0.936% due 8/25/32(a)	237,976
	Bear Stearns Asset-Backed Securities Inc.:
1,983,500	0.716% due 10/25/33(a)	1,889,830
412,638	0.686% due 12/25/33(a)	347,232
988,826	Bear Stearns Second Lien Trust, 0.456% due 12/25/36(a)(c)	684,583
2,011,390	GSAMP Trust, 0.536% due 5/25/36(a)(c)	1,106,265
5,889,000	New Century Home Equity Loan Trust, 0.856% due 8/25/34(a)	4,119,639
885,180	NovaStar Home Equity Loan Trust, 1.661% due 5/25/33(a)	270,775
	Renaissance Home Equity Loan Trust:
988,111	0.666% due 6/25/33(a)	640,956
917,357	0.676% due 8/25/33(a)	617,323
2,970,545	0.736% due 12/25/33(a)	1,923,980
23,544	Residential Asset Mortgage Products Inc., 8.500% due 12/25/31	20,102
	SACO I Trust:
375,501	0.756% due 9/25/35(a)	94,338
1,011,739	0.386% due 4/25/36(a)	133,419
550,058	0.496% due 6/25/36(a)	187,869
1,702,897	Saxon Asset Securities Trust, 1.286% due 6/25/33(a)	1,327,823
118,169	Specialty Underwriting & Residential Finance Trust, 0.916% due 1/25/34(a)	62,611
630,298	Structured Asset Investment Loan Trust, 0.916% due 1/25/33(a)	461,346
2,431,988	Truman Capital Mortgage Loan Trust, 0.666% due 3/25/37(a)(b)(c)	1,386,233
	Total Home Equity	17,484,798

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Student Loan — 0.4%
$1,034,532	SLM Student Loan Trust, 0.332% due 10/25/16(a)	$1,032,572
	TOTAL ASSET-BACKED SECURITIES (Cost — $42,877,298)	32,529,732
COLLATERALIZED SENIOR LOANS — 9.7%
CONSUMER DISCRETIONARY — 4.4%
	Auto Components — 0.3%
959,433	Allison Transmission Inc., Term Loan B, 2.990% - 3.040% due 2/10/10(f)(g)	845,900
	Diversified Consumer Services — 0.3%
980,000	Thomson Learning Hold, Term Loan B, 2.730% due 12/31/09(f)(g)	839,738
	Hotels, Restaurants & Leisure — 1.0%
	Aramark Corp.:
58,426	Letter of Credit Facility Deposits, 2.145% due 12/31/09(f)(g)	52,908
888,406	Term Loan, 2.109%-2.158% due 12/31/09(f)(g)	804,502
	Golden Nugget Inc.:
363,636	Delayed Draw Term Loan, 2.240%-2.290% due 2/26/10(f)(g)	250,000
632,500	First Lien Term Loan, 2.240%-2.260% due 2/26/10(f)(g)	434,844
979,500	Las Vegas Sands LLC, Term Loan, 2.040% due 12/31/09(f)(g)	817,882
970,155	Tropicana Entertainment, Term Loan B, 6.500% due 12/31/09(f)(g)(h)	320,151
	Total Hotels, Restaurants & Leisure	2,680,287
	Media — 1.8%
689,452	Cablevision Systems Corp., Term Loan B, 2.049%-2.194% due 12/31/09(f)(g)	651,053
982,500	Charter Communications, Term Loan B, 4.240%-4.260% due 2/26/10(f)(g)	911,678
956,140	Idearc Inc., Term Loan B, 6.250% due 12/31/09(f)(g)(h)	464,241
838,971	LodgeNet Entertainment Corp., Term Loan B, 2.290% due 12/31/09(f)(g)	765,561
	Univision Communications Inc., Term Loan B:
33,557	2.533% due 12/31/09(f)(g)	27,674
966,443	2.533% due 12/31/09(f)(g)	797,014
	UPC Broadband Holding BV:
648,288	Term Loan N, 1.994% due 12/1/09(f)(g)	600,882
351,712	Term Loan T, 3.744% due 12/1/09(f)(g)	335,973
	Total Media	4,554,076
	Multiline Retail — 0.3%
983,620	Neiman Marcus Group Inc., Term Loan B, 2.242% - 2.322% due 12/7/09(f)(g)	841,815
	Specialty Retail — 0.7%
977,444	Amscan Holdings Inc., Term Loan B, 2.504% - 3.381% due 12/29/09(f)(g)	887,844

See Notes to Financial Statements.

8	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Specialty Retail — 0.7% continued
	Michaels Stores Inc., Term Loan B:
$416,634	2.563% due 2/26/10(f)(g)	$360,562
560,696	4.813% due 2/26/10(f)(g)	500,071
	Total Specialty Retail	1,748,477
	TOTAL CONSUMER DISCRETIONARY	11,510,293
CONSUMER STAPLES — 0.6%
	Food Products — 0.6%
855,818	Bolthouse Farms Inc., Term Loan B, 2.563% due 1/4/10(f)(g)	836,027
	Dole Food Co.:
94,090	Credit-Linked Deposit, 0.284% due 1/14/10(f)(g)	95,048
162,289	Tranche B Term Loan, 8.000% due 12/31/09(f)(g)	163,940
543,962	Tranche C Term Loan, 8.000% due 1/14/10(f)(g)	549,499
	TOTAL CONSUMER STAPLES	1,644,514
ENERGY — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 3.234% due 12/30/09(f)(g)	88,156
825,825	Term Loan, 3.283% due 12/31/09(f)(g)	758,726
	TOTAL ENERGY	846,882
FINANCIALS — 1.0%
	Diversified Financial Services — 1.0%
980,000	Chrysler Financial, Term Loan B, 4.240% due 12/15/09(f)(g)	946,823
797,738	Iconix, Term Loan B, 2.500% due 12/4/09(f)(g)	757,851
948,450	Sally Holdings LLC, Term Loan B, 2.480% due 12/31/09(f)(g)	897,619
	TOTAL FINANCIALS	2,602,293
HEALTH CARE — 1.6%
	Health Care Equipment & Supplies — 0.3%
	Bausch & Lomb Inc.:
780,000	Term Loan, 3.533% due 12/31/09(f)(g)	733,200
189,417	Term Loan B, 3.504% - 3.533% due 12/31/09(f)(g)	178,052
	Total Health Care Equipment & Supplies	911,252
	Health Care Providers & Services — 1.3%
	Community Health Systems Inc.:
45,457	Delayed Draw Term Loan, 2.506% due 2/26/10(f)(g)	41,660
890,756	Term Loan B, 2.484% - 2.506% due 2/26/10(f)(g)	816,340
744,073	HCA Inc., Term Loan B, 2.533% due 12/31/09(f)(g)	692,778
917,132	Health Management Association, Term Loan B, 2.033% due 12/31/09(f)(g)	836,081

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 1.3% continued
	IASIS Healthcare LLC:
$63,704	Credit-Linked Deposit, 2.235% due 1/1/10(f)(g)	$59,086
235,904	Delayed Draw Term Loan, 2.234% due 12/31/09(f)(g)	218,801
681,674	Term Loan, 2.234% due 12/31/09(f)(g)	632,253
	Total Health Care Providers & Services	3,296,999
	TOTAL HEALTH CARE	4,208,251
INDUSTRIALS — 0.8%
	Aerospace & Defense — 0.4%
	Dubai Aerospace Enterprise, Term Loan:
287,234	4.040% due 1/29/10(f)(g)	263,537
281,004	4.010% due 1/29/10(f)(g)	257,821
750,636	Hawker Beechcraft, Term Loan B, 2.234% - 2.283% due 12/31/09(f)(g)	565,604
	Total Aerospace & Defense	1,086,962
	Commercial Services & Supplies — 0.4%
979,950	US Investigations Services Inc., Term Loan B, 3.292% due 12/21/09(f)(g)	899,594
	TOTAL INDUSTRIALS	1,986,556
INFORMATION TECHNOLOGY — 0.3%
	IT Services — 0.3%
980,000	First Data Corp., Term Loan, 3.033% - 3.036% due 12/31/09(f)(g)	817,620
MATERIALS — 0.3%
	Paper & Forest Products — 0.3%
	Georgia-Pacific Corp.:
511,645	Term Loan, 2.242% - 2.302% due 12/31/09(f)(g)	487,565
281,782	Term Loan C, 3.492% - 3.552% due 12/31/09(f)(g)	276,851
	TOTAL MATERIALS	764,416
UTILITIES — 0.4%
	Electric Utilities — 0.3%
980,000	TXU Corp., Term Loan B, 3.742% - 3.783% due 12/31/09(f)(g)	734,387
	Independent Power Producers & Energy Traders — 0.1%
385,996	NRG Energy Inc., Term Loan, 1.984% - 2.033% due 12/31/09(f)(g)	355,117
	TOTAL UTILITIES	1,089,504
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $28,793,706)	25,470,329
CORPORATE BONDS & NOTES — 19.5%
CONSUMER DISCRETIONARY — 0.3%
	Diversified Consumer Services — 0.0%
20,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	17,700

See Notes to Financial Statements.

10	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 0.1%
	El Pollo Loco Inc.:
$40,000	Senior Notes, 11.750% due 11/15/13	$36,200
5,000	Senior Secured Notes, 11.750% due 12/1/12(c)	5,188
30,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16	23,250
40,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(c)	41,000
10,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15(c)	10,200
	MGM MIRAGE Inc.:
20,000	Senior Notes, 11.375% due 3/1/18(c)	17,350
	Senior Secured Notes:
15,000	10.375% due 5/15/14(c)	16,087
35,000	11.125% due 11/15/17(c)	38,500
20,000	Mohegan Tribal Gaming Authority, Senior Secured Notes, 11.500% due 11/1/17(c)	19,700
20,000	NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16(c)	19,825
40,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16(e)(h)	8,600
	Total Hotels, Restaurants & Leisure	235,900
	Leisure Equipment & Products — 0.0%
5,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(c)	5,400
	Media — 0.2%
	Affinion Group Inc., Senior Subordinated Notes:
25,000	10.125% due 10/15/13	25,625
50,000	11.500% due 10/15/15	52,250
155,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(e)(h)	32,744
30,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	27,975
180,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	176,850
100,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17(h)	9,500
90,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	92,925
	Total Media	417,869
	Multiline Retail — 0.0%
4,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	4,380
42,996	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(i)	39,019
	Total Multiline Retail	43,399
	Specialty Retail — 0.0%
35,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(c)	32,900

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Specialty Retail — 0.0% continued
$10,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	$10,250
	Total Specialty Retail	43,150
	Textiles, Apparel & Luxury Goods — 0.0%
30,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	32,850
	TOTAL CONSUMER DISCRETIONARY	796,268
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
10,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16(c)	10,150
	Tobacco — 0.0%
10,000	Alliance One International Inc., Senior Notes, 10.000% due 7/15/16(c)	10,550
	TOTAL CONSUMER STAPLES	20,700
ENERGY — 0.4%
	Energy Equipment & Services — 0.1%
35,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	34,475
15,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(c)	15,225
170,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	166,812
	Total Energy Equipment & Services	216,512
	Oil, Gas & Consumable Fuels — 0.3%
40,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	37,500
20,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	21,500
105,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	101,588
140,000	El Paso Corp., Senior Subordinated Notes, 7.000% due 6/15/17	137,900
70,000	Enterprise Products Operating LLP, Subordinated Notes, 7.034% due 1/15/68(a)	64,409
30,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	30,000
25,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	20,125
	Plains Exploration & Production Co., Senior Notes:
20,000	10.000% due 3/1/16	21,550
10,000	8.625% due 10/15/19	10,075
20,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	22,325
125,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(c)	128,750
25,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	24,875
15,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(c)	14,250
80,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	93,895
	Total Oil, Gas & Consumable Fuels	728,742
	TOTAL ENERGY	945,254

See Notes to Financial Statements.

12	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 16.3%
	Capital Markets — 3.7%
$2,000,000	Goldman Sachs Group Inc., Notes, 0.458% due 2/6/12(a)	$1,979,024
2,000,000	Kaupthing Bank HF, Senior Notes, 5.750% due 10/4/11(c)(e)(h)	475,000
2,560,000	Macquarie Bank Ltd., 2.600% due 1/20/12(c)	2,641,065
2,570,000	NIBC Bank NV, Senior Notes, 0.641% due 12/2/14(a)(c)	2,572,526
2,000,000	UBS AG Stamford CT, Senior Notes, 1.193% due 4/22/10(a)	1,999,056
	Total Capital Markets	9,666,671
	Commercial Banks — 4.2%
2,400,000	Barclays Bank PLC, Senior Notes, 0.554% due 4/10/12(a)(b)(c)	2,405,760
2,500,000	Glitnir Banki HF, Senior Notes, 5.829% due 1/18/12(a)(c)(e)(h)	550,000
2,000,000	Landsbanki Islands HF, Senior Notes, 6.059% due 8/25/09(a)(c)(e)(h)	115,000
2,500,000	Royal Bank of Scotland PLC, Notes, 0.973% due 5/11/12(a)(c)	2,537,362
230,000	RSHB Capital, Loan Participation Notes, Senior Secured Bonds, 6.299% due 5/15/17(c)	230,115
2,500,000	Wells Fargo & Co., Senior Notes, 0.372% due 1/24/12(a)	2,463,590
2,550,000	Westpac Banking Corp., Notes, 3.250% due 12/16/11(c)	2,657,725
	Total Commercial Banks	10,959,552
	Consumer Finance — 2.1%
2,500,000	Caterpillar Financial Services Corp., Senior Notes, 1.033% due 6/24/11(a)	2,522,553
	GMAC LLC:
2,180,000	Notes, 2.200% due 12/19/12	2,231,376
704,000	Senior Notes, 7.500% due 12/31/13(c)	654,720
	Total Consumer Finance	5,408,649
	Diversified Financial Services — 4.3%
90,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(c)	89,550
15,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(c)	12,225
2,500,000	Citigroup Inc., Senior Notes, 0.420% due 3/16/12(a)	2,396,145
	General Electric Capital Corp., Senior Notes:
2,500,000	0.343% due 8/15/11(a)	2,456,680
2,470,000	2.125% due 12/21/12	2,521,606
2,500,000	JPMorgan Chase & Co., Senior Notes, 0.357% due 2/22/12(a)	2,482,322
30,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	30,525
750,000	Merna Reinsurance Ltd., Subordinated Notes, 2.033% due 7/7/10(a)(c)	736,950
520,000	Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12(c)	533,305
	Total Diversified Financial Services	11,259,308
	Insurance — 0.8%
1,970,000	Suncorp-Metway Ltd., Senior Notes, 1.784% due 7/16/12(a)(c)	2,041,422

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Real Estate Management & Development — 0.0%
$70,000	Realogy Corp., Senior Notes, 10.500% due 4/15/14	$56,700
	Thrifts & Mortgage Finance — 1.2%
2,400,000	Societe Financement de l’Economie Francaise (SFEF), Senior Bonds, 0.713% due 7/16/12(a)(c)	2,415,000
830,000	U.S. Central Credit Union, Notes, 0.284% due 10/19/11(a)(b)	830,196
	Total Thrifts & Mortgage Finance	3,245,196
	TOTAL FINANCIALS	42,637,498
HEALTH CARE — 0.4%
	Biotechnology — 0.0%
10,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(c)	10,100
	Health Care Providers & Services — 0.4%
65,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	65,000
290,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(i)	309,937
563,000	Tenet Healthcare Corp., Senior Secured Notes, 8.875% due 7/1/19(c)	605,225
5,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15(i)	4,950
57,000	US Oncology Holdings Inc., Senior Notes, 6.428% due 3/15/12(a)(i)	51,585
20,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(c)	20,950
	Total Health Care Providers & Services	1,057,647
	Pharmaceuticals — 0.0%
90,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(e)(h)	122
	TOTAL HEALTH CARE	1,067,869
INDUSTRIALS — 0.3%
	Aerospace & Defense — 0.1%
47,165	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(i)	31,837
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	98,875
45,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(c)	45,900
	Total Aerospace & Defense	176,612
	Airlines — 0.0%
70,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(c)	58,100
	Delta Air Lines Inc., Senior Secured Notes:
10,000	9.500% due 9/15/14(c)	10,200
10,000	12.250% due 3/15/15(c)	9,300
	Total Airlines	77,600

See Notes to Financial Statements.

14	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Building Products — 0.0%
$15,000	Associated Materials LLC/Associated Materials Finance Inc., Senior Secured Notes, 9.875% due 11/15/16(c)	$15,750
	Commercial Services & Supplies — 0.1%
25,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(c)	27,094
40,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	40,600
	RSC Equipment Rental Inc.:
50,000	Senior Notes, 9.500% due 12/1/14	49,187
10,000	Senior Secured Notes, 10.000% due 7/15/17(c)	10,825
	Total Commercial Services & Supplies	127,706
	Marine — 0.0%
20,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(c)	20,375
	Road & Rail — 0.0%
75,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	85,875
27,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(c)	28,350
	Total Road & Rail	114,225
	Trading Companies & Distributors — 0.1%
100,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(c)	98,500
40,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	39,000
65,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(c)(e)	36,075
	Total Trading Companies & Distributors	173,575
	TOTAL INDUSTRIALS	705,843
INFORMATION TECHNOLOGY — 0.0%
	IT Services — 0.0%
21,300	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(i)	20,128
	Semiconductors & Semiconductor Equipment — 0.0%
5,000	Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17(c)	4,744
	TOTAL INFORMATION TECHNOLOGY	24,872
MATERIALS — 0.2%
	Chemicals — 0.0%
10,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(c)	10,650
	Construction Materials — 0.0%
15,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(c)	15,412
	Containers & Packaging — 0.0%
5,000	Graham Packaging Co. L.P., Senior Notes, 8.500% due 10/15/12	5,113

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Metals & Mining — 0.1%
$100,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$108,024
30,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	29,437
20,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	18,150
30,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	30,675
15,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	15,038
	Teck Resources Ltd., Senior Secured Notes:
15,000	9.750% due 5/15/14	16,931
10,000	10.250% due 5/15/16	11,350
25,000	10.750% due 5/15/19	29,312
	Total Metals & Mining	258,917
	Paper & Forest Products — 0.1%
50,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(c)	42,562
55,000	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(c)	54,450
30,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	26,138
	Total Paper & Forest Products	123,150
	TOTAL MATERIALS	413,242
TELECOMMUNICATION SERVICES — 1.0%
	Diversified Telecommunication Services — 0.2%
175,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	187,687
5,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	5,256
65,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	57,688
75,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(c)	79,125
180,000	Qwest Corp., Senior Notes, 3.549% due 6/15/13(a)	169,875
130,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	131,625
	Total Diversified Telecommunication Services	631,256
	Wireless Telecommunication Services — 0.8%
35,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(c)	34,738
2,000,000	Vodafone Group PLC, Notes, 0.536% due 2/27/12(a)	1,996,330
	Total Wireless Telecommunication Services	2,031,068
	TOTAL TELECOMMUNICATION SERVICES	2,662,324
UTILITIES — 0.6%
	Electric Utilities — 0.0%
30,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	30,975
	Independent Power Producers & Energy Traders — 0.6%
	AES Corp., Senior Notes:
220,000	7.750% due 10/15/15	221,650

See Notes to Financial Statements.

16	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Independent Power Producers & Energy Traders — 0.6% continued
$110,000	8.000% due 10/15/17	$110,275
140,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	115,150
	Edison Mission Energy, Senior Notes:
20,000	7.200% due 5/15/19	14,600
30,000	7.625% due 5/15/27	19,950
1,460,680	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(i)	905,622
97,429	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	100,230
70,000	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	69,650
	Total Independent Power Producers & Energy Traders	1,557,127
	TOTAL UTILITIES	1,588,102
	TOTAL CORPORATE BONDS & NOTES (Cost — $56,687,941)	50,861,972
SOVEREIGN BOND — 0.5%
	Russia — 0.5%
1,193,800	Russian Foreign Eurobond, 7.500% due 3/31/30(c) (Cost — $1,341,302)	1,358,067
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 29.7%
	U.S. Government Agencies — 29.7%
	Federal Home Loan Bank (FHLB):
18,400,000	0.204% due 2/10/10(a)	18,409,513
4,900,000	1.050% due 2/23/10	4,909,530
	Federal Home Loan Mortgage Corp. (FHLMC):
2,580,000	0.141% due 2/1/11(a)(d)	2,579,930
	3/1 Hybrid ARM:
69,286	3.927% due 8/1/29(a)(d)	71,004
301,448	3.227% due 8/1/32(a)(d)	311,039
34,385	3.725% due 8/1/32(a)(d)	35,445
	5/1 Hybrid ARM:
217,274	3.805% due 12/1/26(a)(d)	221,182
311,133	3.285% due 7/1/29(a)(d)	317,833
118,416	3.479% due 7/1/29(a)(d)	122,363
1,295,866	2.623% due 7/1/33(a)(d)	1,328,070
	Five Year CMT ARM:
140,001	7.935% due 8/1/25(a)(d)	143,192
45,024	5.900% due 12/1/30(a)(d)	46,612
	Gold Fifteen Year:
10,050	6.000% due 3/1/11(d)	10,825
11,293	6.000% due 5/1/11(d)	12,164
24,708	6.000% due 6/1/11(d)	26,250

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 29.7% continued
$5,993	Gold Thirty Year, 6.500% due 4/1/29(d)	$6,545
2,580,000	Notes, 0.327% due 3/9/11(a)(d)	2,585,720
	One Year CMT ARM:
218,289	3.422% due 12/1/23(a)(d)	222,505
154,449	4.582% due 2/1/24(a)(d)	158,900
821,481	3.341% due 4/1/26(a)(d)	839,233
1,437,250	3.511% due 6/1/29(a)(d)	1,459,476
363,207	3.403% due 7/1/29(a)(d)	372,375
272,292	3.499% due 3/1/31(a)(d)	278,030
6,167	3.075% due 5/1/31(a)(d)	6,341
2,687,618	4.046% due 3/1/33(a)(d)	2,801,477
583,625	2.979% due 10/1/33(a)(d)	602,831
1,406,772	One Year LIBOR, 4.172% due 5/1/33(a)(d)	1,458,509
76,861	Six Month LIBOR, 3.910% due 7/1/27(a)(d)	78,385
177,451	Three Year CMT ARM, 5.039% due 12/1/30(a)(d)	182,581
	Federal National Mortgage Association (FNMA):
5,000,000	0.218% due 2/12/10(a)(d)	5,002,740
1,103,089	11th District COFI, 5.493% due 2/1/31(a)(d)	1,123,927
51,111	Fifteen Year, 5.500% due 3/1/11(d)	55,185
668,775	Five Year CMT ARM, 5.686% due 5/1/30(a)(d)	697,950
	One Year CMT ARM:
305,299	3.507% due 11/1/18(a)(d)	310,676
108,377	3.929% due 4/1/20(a)(d)	111,498
111,648	3.712% due 7/1/21(a)(d)	112,764
65,493	3.441% due 8/1/22(a)(d)	66,703
87,853	3.654% due 7/1/23(a)(d)	90,253
162,885	2.089% due 8/1/23(a)(d)	163,356
238,886	3.517% due 2/1/24(a)(d)	243,398
532,202	3.243% due 4/1/25(a)(d)	543,761
77,744	3.447% due 12/1/25(a)(d)	80,205
210,992	3.328% due 1/1/27(a)(d)	217,881
305,088	3.317% due 7/1/27(a)(d)	312,118
199,983	4.230% due 8/1/27(a)(d)	201,732
50,778	3.128% due 2/1/28(a)(d)	52,139
152,645	3.325% due 3/1/28(a)(d)	155,797
354,238	3.697% due 2/1/29(a)(d)	362,803
535,018	3.386% due 8/1/29(a)(d)	552,206
411,280	3.348% due 11/1/29(a)(d)	421,830
272,061	4.888% due 1/1/30(a)(d)	277,643

See Notes to Financial Statements.

18	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 29.7% continued
$931,246	3.775% due 12/1/30(a)(d)	$960,240
221,471	3.887% due 1/1/31(a)(d)	225,132
273,916	3.113% due 2/1/31(a)(d)	280,807
187,290	3.422% due 3/1/31(a)(d)	193,051
138,996	3.010% due 4/1/31(a)(d)	141,957
302,356	3.326% due 4/1/31(a)(d)	312,577
255,100	3.149% due 7/1/31(a)(d)	264,639
770,641	2.775% due 9/1/31(a)(d)	784,646
152,589	3.614% due 9/1/31(a)(d)	156,455
467,553	2.326% due 10/1/31(a)(d)	479,993
77,985	3.340% due 3/1/32(a)(d)	79,400
68,272	2.875% due 6/1/32(a)(d)	70,261
388,748	2.953% due 7/1/32(a)(d)	399,894
634,261	2.850% due 9/1/32(a)(d)	649,314
1,158,240	4.088% due 12/1/32(a)(d)	1,216,558
278,935	4.040% due 1/1/33(a)(d)	286,838
176,748	4.465% due 1/1/33(a)(d)	178,700
876,212	2.981% due 5/1/33(a)(d)	893,579
	One Year LIBOR:
289,136	3.163% due 8/1/32(a)(d)	295,823
1,326,994	5.970% due 5/1/36(a)(d)	1,404,803
	Six Month CD ARM:
483,584	3.036% due 12/1/20(a)(d)	490,078
28,266	4.196% due 6/1/24(a)(d)	28,712
295,345	5.308% due 7/1/24(a)(d)	304,530
342,877	3.515% due 9/1/24(a)(d)	349,662
978,268	4.061% due 9/1/24(a)(d)	1,006,774
	Six Month LIBOR:
78,170	2.500% due 11/1/31(a)(d)	80,286
529,430	3.897% due 1/1/33(a)(d)	542,109
573,380	2.455% due 4/1/33(a)(d)	587,008
1,817,411	3.344% due 5/1/33(a)(d)	1,879,953
1,312,246	3.150% due 6/1/33(a)(d)	1,349,627
	Three Year CMT ARM:
115,682	6.475% due 9/1/21(a)(d)	116,450
1,531,504	6.186% due 6/1/30(a)(d)	1,583,936
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
147,910	4.375% due 2/20/16(a)	152,735

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	19

Schedule of investments (unaudited) continued

November 30, 2009

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 29.7% continued
$200,261	4.375% due 6/20/17(a)	$206,270
607,269	3.625% due 9/20/20(a)	633,404
347,980	4.375% due 3/20/21(a)	362,725
1,145,712	4.375% due 6/20/22(a)	1,181,343
277,352	3.625% due 8/20/22(a)	286,179
717,217	4.125% due 10/20/22(a)	734,332
367,380	4.125% due 11/20/22(a)	376,156
145,949	4.125% due 12/20/22(a)	149,339
236,237	4.375% due 5/20/23(a)	243,448
176,807	6.375% due 1/20/24(a)	182,652
404,131	4.375% due 3/20/24(a)	417,363
212,421	4.375% due 5/20/26(a)	219,125
435,279	3.625% due 9/20/27(a)	449,438
423,296	4.125% due 10/20/27(a)	433,848
577,786	4.375% due 4/20/32(a)	595,597
182,567	4.375% due 5/20/32(a)	188,207
1,269,455	3.625% due 7/20/32(a)	1,305,550
890,165	3.625% due 8/20/32(a)	914,740
189,123	3.625% due 9/20/32(a)	194,111
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $76,830,847)	77,574,779
SHARES
COMMON STOCK — 0.0%
MATERIALS — 0.0%
	Chemicals — 0.0%
1,358	Georgia Gulf Corp.* (Cost — $36,882)	19,813
WARRANTS
WARRANTS — 0.0%
21	Buffets Restaurant Holdings, Expires 4/28/14(b)(e)* (Cost — $0)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $301,818,488)	261,419,868
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.2%
	U.S. Government Agency — 0.2%
$466,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10(d)(j)(k) (Cost — $465,715)	465,715
	TOTAL INVESTMENTS — 100.3% (Cost — $302,284,203#)	261,885,583
	Liabilities in Excess of Other Assets — (0.3)%	(909,610)
	TOTAL NET ASSETS — 100.0%	$260,975,973

See Notes to Financial Statements.

20	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND
*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(e)	Illiquid security.

(f)	The maturity date represents the last in range of interest rate reset dates.

(g)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	The coupon payment on these securities is currently in default as of November 30, 2009.

(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	—AdjustableRate Mortgage
CD	—Certificateof Deposit
CMT	—ConstantMaturity Treasury
COFI	—Costof Funds Index
GMAC	—GeneralMotors Acceptance Corp.
GSAMP	—GoldmanSachs Alternative Mortgage Products
IO	—InterestOnly
LIBOR	—LondonInterbank Offered Rate
MASTR	—MortgageAsset Securitization Transactions Inc.
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

November 30, 2009

ASSETS:
Investments, at value (Cost — $302,284,203)	$261,885,583
Cash	1,495,287
Interest receivable	804,484
Receivable for Fund shares sold	66,395
Principal paydown receivable	53,827
Receivable from broker—variation margin on open futures contracts	27,875
Receivable for securities sold	19,954
Prepaid expenses	30,729
Total Assets	264,384,134
LIABILITIES:
Payable for securities purchased	2,807,179
Payable for Fund shares repurchased	301,458
Investment management fee payable	117,908
Distribution fees payable	82,656
Distributions payable	6,268
Trustees’ fees payable	836
Accrued expenses	91,856
Total Liabilities	3,408,161
TOTAL NET ASSETS	$260,975,973
NET ASSETS:
Par value (Note 7)	$319
Paid-in capital in excess of par value	357,631,995
Overdistributed net investment income	(761,000)
Accumulated net realized loss on investments and futures contracts	(56,047,685)
Net unrealized depreciation on investments and futures contracts	(39,847,656)
TOTAL NET ASSETS	$260,975,973
Shares Outstanding:
Class A	21,147,427
Class B	109,077
Class C	9,233,563
Class I	1,450,566
Net Asset Value:
Class A (and redemption price)	$8.18
Class B*	$8.10
Class C (and redemption price)	$8.14
Class I (and redemption price)	$8.17
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.37

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2009

INVESTMENT INCOME:
Interest	$2,737,068
EXPENSES:
Investment management fee (Note 2)	691,400
Distribution fees (Notes 2 and 5)	484,529
Shareholder reports (Note 5)	38,550
Registration fees	31,512
Transfer agent fees (Note 5)	31,257
Audit and tax	25,871
Legal fees	12,965
Insurance	3,512
Custody fees	1,951
Trustees’ fees	1,384
Miscellaneous expenses	3,666
Total Expenses	1,326,597
NET INVESTMENT INCOME	1,410,471
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,574,921)
Futures contracts	328,519
Net Realized Loss	(2,246,402)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	22,347,279
Futures contracts	375,477
Change in Net Unrealized Appreciation/Depreciation	22,722,756
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	20,476,354
INCREASE IN NET ASSETS FROM OPERATIONS	$21,886,825

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	23

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (unaudited) AND THE YEAR ENDED MAY 31, 2009	November 30	May 31
OPERATIONS:
Net investment income	$1,410,471	$8,576,852
Net realized loss	(2,246,402)	(2,429,929)
Change in net unrealized appreciation/depreciation	22,722,756	(39,198,694)
Increase (Decrease) in Net Assets From Operations	21,886,825	(33,051,771)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(2,247,365)	(9,032,075)
Decrease in Net Assets From Distributions to Shareholders	(2,247,365)	(9,032,075)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	25,663,168	41,067,616
Reinvestment of distributions	2,208,003	8,671,705
Cost of shares repurchased	(25,677,147)	(72,554,557)
Increase (Decrease) in Net Assets From Fund Share Transactions	2,194,024	(22,815,236)
INCREASE (DECREASE) IN NET ASSETS	21,833,484	(64,899,082)
NET ASSETS:
Beginning of period	239,142,489	304,041,571
End of period*	$260,975,973	$239,142,489
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(761,000)	$75,894

See Notes to Financial Statements.

24	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$7.56	$8.83	$9.50	$9.52	$9.62	$9.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05	0.27	0.42	0.38	0.30	0.19
Net realized and unrealized gain (loss)	0.65	(1.25)	(0.64)	0.04	(0.03)	0.01
Total income (loss) from operations	0.70	(0.98)	(0.22)	0.42	0.27	0.20
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.29)	(0.45)	(0.44)	(0.37)	(0.22)
Total distributions	(0.08)	(0.29)	(0.45)	(0.44)	(0.37)	(0.22)
NET ASSET VALUE, END OF PERIOD	$8.18	$7.56	$8.83	$9.50	$9.52	$9.62
Total return[3]	9.25%	(11.20)%	(2.41)%[4]	4.53%[4]	2.88%	2.13%
NET ASSETS, END OF PERIOD (MILLIONS)	$173	$162	$176	$194	$210	$311
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.90%[5]	0.87%	0.87%	0.92%[6]	0.90%	0.96%
Net expenses	0.90 [5]	0.87 [7]	0.87 [7]	0.90 [6,8]	0.87 [8]	0.94 [8]
Net investment income	1.27 [5]	3.46	4.56	4.03	3.18	1.92
PORTFOLIO TURNOVER RATE	26%	23%[9]	27%[9]	49%[9]	25%[9]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2009 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31 UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$7.49	$8.74	$9.41	$9.43	$9.53	$9.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.01	0.22	0.36	0.32	0.25	0.14
Net realized and unrealized gain (loss)	0.64	(1.24)	(0.65)	0.04	(0.03)	0.02
Total income (loss) from operations	0.65	(1.02)	(0.29)	0.36	0.22	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.23)	(0.38)	(0.38)	(0.32)	(0.18)
Total distributions	(0.04)	(0.23)	(0.38)	(0.38)	(0.32)	(0.18)
NET ASSET VALUE, END OF PERIOD	$8.10	$7.49	$8.74	$9.41	$9.43	$9.53
Total return[3]	8.69%	(11.77)%	(3.15)%[4]	3.88%[4]	2.32%	1.64%
NET ASSETS, END OF PERIOD (000s)	$884	$1,296	$2,757	$5,397	$10,510	$18,045
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.81%[5]	1.58%	1.57%	1.54%[6]	1.47%	1.46%
Net expenses	1.81 [5]	1.58 [7]	1.57 [7]	1.52 [6,8]	1.46 [8]	1.45 [8]
Net investment income	0.27 [5]	2.84	3.93	3.41	2.62	1.46
PORTFOLIO TURNOVER RATE	26%	23%[9]	27%[9]	49%[9]	25%[9]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

26	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$7.52	$8.78	$9.45	$9.47	$9.58	$9.60
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.03	0.23	0.37	0.33	0.25	0.14
Net realized and unrealized gain (loss)	0.64	(1.25)	(0.64)	0.04	(0.04)	0.02
Total income (loss) from operations	0.67	(1.02)	(0.27)	0.37	0.21	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.24)	(0.40)	(0.39)	(0.32)	(0.18)
Total distributions	(0.05)	(0.24)	(0.40)	(0.39)	(0.32)	(0.18)
NET ASSET VALUE, END OF PERIOD	$8.14	$7.52	$8.78	$9.45	$9.47	$9.58
Total return[3]	9.00%	(11.69)%	(3.00)%[4]	3.97%[4]	2.23%	1.66%
NET ASSETS, END OF PERIOD (MILLIONS)	$75	$68	$108	$169	$248	$432
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.46%[5]	1.45%	1.44%	1.46%[6]	1.45%	1.43%
Net expenses	1.46 [5]	1.45 [7]	1.44 [7]	1.44 [6,8]	1.43 [8]	1.42 [8]
Net investment income	0.73 [5]	2.93	4.04	3.49	2.63	1.46
PORTFOLIO TURNOVER RATE	26%	23%[9]	27%[9]	49%[9]	25%[9]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$7.55	$8.81	$9.49	$9.51	$9.61	$9.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.06	0.31	0.45	0.40	0.33	0.23
Net realized and unrealized gain (loss)	0.65	(1.26)	(0.66)	0.05	(0.03)	(0.01)
Total income (loss) from operations	0.71	(0.95)	(0.21)	0.45	0.30	0.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.31)	(0.47)	(0.47)	(0.40)	(0.25)
Total distributions	(0.09)	(0.31)	(0.47)	(0.47)	(0.40)	(0.25)
NET ASSET VALUE, END OF PERIOD	$8.17	$7.55	$8.81	$9.49	$9.51	$9.61
Total return[3]	9.40%	(10.88)%	(2.26)%[4]	4.80%[4]	3.15%	2.36%
NET ASSETS, END OF PERIOD (000s)	$11,848	$8,588	$16,792	$17,253	$118,170	$169,522
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.65%[5]	0.61%	0.61%	0.65%[6]	0.63%	0.63%
Net expenses	0.65 [5,7]	0.61 [8]	0.61 [8]	0.63 [6,9]	0.63 [9]	0.62 [9]
Net investment income	1.56 [5]	3.82	4.85	4.18	3.41	2.39
PORTFOLIO TURNOVER RATE	26%	23%[10]	27%[10]	49%[10]	25%[10]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[7]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85%.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

28	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Adjustable Rate Income Fund (formerly known as Legg Mason Partners Adjustable Rate Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$73,605,176	—	$73,605,176
Asset-backed securities	—	32,529,732	—	32,529,732
Collateralized senior loans	—	25,470,329	—	25,470,329
Corporate bonds & notes	—	50,861,972	—	50,861,972
Sovereign bond	—	1,358,067	—	1,358,067
U.S. government & agency obligations	—	77,574,779	—	77,574,779
Common stock	$19,813	—	—	19,813
Warrants	—	—	$0	0
Total long-term investments	19,813	261,400,055	0	261,419,868
Short-term investment†	—	465,715	—	465,715
Total investments	$19,813	$261,865,770	$0	$261,885,583
Other financial instruments:
Futures contracts	550,964	—	—	550,964
Total	$570,777	$261,865,770	$0	$262,436,547

†	See Schedule of Investments for additional detailed categorizations.

30	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of May 31, 2009	$1,610,014	$0	$0	$1,610,014
Accrued premiums/discounts	—	—	—	—
Realized gain/(loss)[1]	(899)	(26,068)	—	(26,967)
Change in unrealized appreciation (depreciation)[2]	51,036	26,115	—	77,151
Net purchases (sales)	(273,918)	(47)	—	(273,965)
Net transfers in and/or out of Level 3	(1,386,233)	—	—	(1,386,233)
Balance as of November 30, 2009	—	—	$0	$ 0
Net unrealized appreciation (depreciation) for investments in securities still held at November 30, 2009	—	—	$0	$ 0

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use

32	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for

34	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expense has fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. There is no CDSC on Class C shares. However, if you exchange Class C shares that were not subject to a CDSC when initially purchased for Class C shares of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2009, LMIS and its affiliates received sales charges of approximately $140 on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2009, CDSCs paid to LMIS and its affiliates on the Fund’s Class C shares were approximately $30.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$77,005,463	$10,723,627
Sales	52,883,050	7,522,045

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,794,613
Gross unrealized depreciation	(42,193,233)
Net unrealized depreciation	$(40,398,620)

At November 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
90-Day Eurodollar	221	9/10	$54,338,283	$54,824,575	$486,292
U.S. Treasury 5-Year Notes	60	3/10	6,971,265	7,035,937	64,672
Net unrealized gain on open futures contracts					$550,964

36	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$550,964	—	$550,964

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$328,519	—	$328,519

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$375,477	—	$375,477

During the six months ended November 30, 2009, the Fund had an average market value of $61,896,463 in futures contracts to buy.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

For the six months ended November 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$210,183	$10,647	$9,640
Class B	3,992	1,891	405
Class C	270,354	17,973	9,441
Class I	—	746	342
Total	$484,529	$31,257	$19,828

*	For the period June 1, 2009 through September 1, 2009. Subsequent to September 1, 2009 these expenses were accrued as common fund expenses.

6. Distributions to shareholders by class

	SIX MONTHS ENDED NOVEMBER 30, 2009	YEAR ENDED MAY 31, 2009
Net Investment Income:
Class A	$1,631,775	$5,984,839
Class B	5,532	54,348
Class C	499,715	2,539,051
Class I	110,343	453,837
Total	$2,247,365	$9,032,075

7. Shares of beneficial interest

At November 30, 2009, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED NOVEMBER 30, 2009		YEAR ENDED MAY 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,917,163	$15,338,837	4,662,140	$37,172,421
Shares issued on reinvestment	203,226	1,617,289	741,271	5,837,492
Shares repurchased	(2,336,469)	(18,604,930)	(3,953,295)	(31,255,304)
Net increase (decrease)	(216,080)	$(1,648,804)	1,450,116	$11,754,609

38	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

	SIX MONTHS ENDED NOVEMBER 30, 2009		YEAR ENDED MAY 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Class B
Shares sold	64	$507	27,570	$213,683
Shares issued on reinvestment	664	5,194	6,220	49,000
Shares repurchased	(64,772)	(503,210)	(176,084)	(1,408,870)
Net decrease	(64,044)	$(497,509)	(142,294)	$(1,146,187)
Class C
Shares sold	985,364	$7,792,561	394,475	$3,039,455
Shares issued on reinvestment	60,021	475,315	295,422	2,331,318
Shares repurchased	(810,316)	(6,406,934)	(4,065,157)	(32,573,789)
Net increase (decrease)	235,069	$1,860,942	(3,375,260)	$(27,203,016)
Class I
Shares sold	319,189	$2,531,263	83,099	$642,057
Shares issued on reinvestment	13,846	110,205	56,578	453,895
Shares repurchased	(20,364)	(162,073)	(907,205)	(7,316,594)
Net increase (decrease)	312,671	$2,479,395	(767,528)	$(6,220,642)

8. Capital loss carryforward

As of May 31, 2009, the Fund had a net capital loss carryforward of approximately $48,268,962, of which $1,678,735 expires in 2010, $9,454,718 expires in 2011, $17,116,336 expires in 2012, $8,149,308 expires in 2013, $3,051,377 expires in 2014, $5,957,766 expires in 2015 and $2,860,722 expires in 2016. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

40	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	41

Notes to financial statements (unaudited) continued

Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset/CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and

42	Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report

class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

Legg Mason Western Asset Adjustable Rate Income Fund 2009 Semi-Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

44	Legg Mason Western Asset Adjustable Rate Income Fund

Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The

Legg Mason Western Asset Adjustable Rate Income Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as ultra-short obligation funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and Subadviser concerning the underperformance versus the peer group and also noted the Fund’s more recent improved performance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive,

46	Legg Mason Western Asset Adjustable Rate Income Fund

chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as ultra-short obligation funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were each above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any

Legg Mason Western Asset Adjustable Rate Income Fund	47

Board approval of management and subadvisory agreements (unaudited) continued

economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

48	Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts, 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world, according to Pensions & Investments May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/10 SR09-996

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 27, 2010

By:	/S/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: January 27, 2010